Exhibit 10.1

LOAN EXTENSION, MODIFICATION AND REAFFIRMATION AGREEMENT

THIS LOAN EXTENSION, MODIFICATION AND REAFFIRMATION AGREEMENT (this “Agreement”) is made and entered into as of October 28, 2015 by (i) PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership (“Borrower”); (ii) PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation (“Plymouth REIT”); (iii) Plymouth 8288 Green Meadows LLC, a Delaware limited liability company; Plymouth 8273 Green Meadows LLC, a Delaware limited liability company; Plymouth 7001Americana LLC, a Delaware limited liability company; Plymouth 3100 Creekside LLC, a Delaware limited liability company; Plymouth Shelby LLC, a Delaware limited liability company; Plymouth 3940 Stern LLC, a Delaware limited liability company; Plymouth 1875 Holmes LLC, a Delaware limited liability company; Plymouth 1355 Holmes LLC, a Delaware limited liability company; Plymouth 189 Seegers LLC, a Delaware limited liability company; Plymouth 11351 West 183rd LLC, a Delaware limited liability company; Plymouth 2401 Commerce LLC, a Delaware limited liability company; Plymouth 210 American LLC, a Delaware limited liability company; Plymouth 3500 Southwest LLC, a Delaware limited liability company; PLYMOUTH 32 DART LLC, a Delaware limited liability company; PLYMOUTH 56 MILLIKEN LLC, a Delaware limited liability company; PLYMOUTH 1755 ENTERPRISE LLC, a Delaware limited liability company; PLYMOUTH 7585 EMPIRE LLC, a Delaware limited liability company; PLYMOUTH 4115 THUNDERBIRD LLC, a Delaware limited liability company; PLYMOUTH MOSTELLER LLC, a Delaware limited liability company; and PLYMOUTH 4 EAST STOW LLC, a Delaware limited liability company (collectively, “Property Guarantors”); and (iv) Senator Global Opportunity Master Fund L.P., a Cayman Islands limited partnership, on behalf of the Lenders.

W I T N E S S E T H

WHEREAS, Borrower, Plymouth REIT, the Property Guarantors and SENATOR GLOBAL OPPORTUNITY MASTER FUND L.P., a Cayman Islands limited partnership, as the initial Lender entered into that certain Loan Agreement, dated as of October 28, 2014 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized words used, but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement) pursuant to which the Lenders agreed to make certain loans to Borrower for the purposes set forth therein; and

WHEREAS, to secure the payment and performance of Borrower’s obligations, indebtedness and liabilities under the Loan Agreement, Plymouth REIT executed and delivered the Guaranty, and Guarantor and each Property Guarantor executed and delivered certain other Loan Documents, including, without limitation, the Collateral Documents;

WHEREAS, the initial Stated Maturity Date of the Loans was April 28, 2015, and pursuant to Section 2.09 of the Loan Agreement, Lenders extended the maturity of the Loans to October 28, 2015;

WHEREAS, in order to provide Plymouth REIT additional time to refinance the Loans, Borrower has requested Lenders extend the maturity of the Loans; and

WHEREAS, Lender has agreed to extend the maturity of the Loans from October 28, 2015 to December 28, 2015 on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1.      Incorporation of Recitals; Definitions. The above recitals are true and correct and are incorporated herein by reference. Unless otherwise defined in this Agreement, capitalized terms have the meanings given to such terms in the Loan Agreement.

2.      Extension of Stated Maturity Date and Loan Modifications. As of the Amendment Effective Date (as defined in Section 5 below), the Loan Agreement is hereby amended as follows:

(a)      The definition of “Stated Maturity Date” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

““Stated Maturity Date” means December 28, 2015; provided that, for the avoidance of doubt, Stated Maturity Date shall continue to mean April 28, 2015 solely for the purposes of the definition of “Make-Whole Premium.”

(b)      Article VII of the Loan Agreement is amended by inserting the following new Section 7.24 immediately following Section 7.23:

“Section 7.24. Payment of Extension Fee. On or before October 30, 2015, and as consideration for the Lenders agreement to extend the Stated Maturity Date to December 28, 2015, Borrower shall pay to the Lenders an extension fee in an amount equal to $200,000.”

(c)      Section 10.01(h) of the Loan Agreement is amended by inserting the words “or Section 7.24” immediately after the words “Section 7.23” on the third line thereof.

3.      Payment of Interest. Cash interest on the outstanding principal of the Loans will continue to be due and payable in accordance with the terms of the Loan Agreement until the earlier of the date the Loans are repaid in full or the extended Stated Maturity Date, on which date all outstanding principal and interest accrued thereon shall be due and payable.

4.      Representations and Warranties. Borrower, Plymouth REIT and each Property Guarantor hereby represents and warrants to Lender as follows:

(a)      The obligations contained in this Agreement and the Loan Documents have been duly authorized by all necessary action and constitute the legal, valid and binding obligations of Borrower, Plymouth REIT and each Property Guarantor, enforceable against each such Person in accordance with their terms, without any rights of set-off, counterclaims or defenses of any kind;

(b)      All of the representations and warranties made by Borrower, Plymouth REIT and each Property Guarantor in the Loan Documents or in any materials delivered by or on behalf of such Person to Lender on or before the date hereof are true, correct and complete in all material respects as of the date made; and

(c)      To the knowledge of Borrower, Plymouth REIT and each Property Guarantor, there does not exist any event of default or any other event or condition that, with notice from Lenders or the passage of time, if not cured or corrected, would constitute an Event of Default under the Loan Documents.

5.      Conditions to Effectiveness. Section 2 of this Agreement shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):

(a)      The Borrower, Plymouth REIT, the Property Guarantors and the Lenders shall have indicated their consent hereto by their execution and delivery of the signature pages hereof.

(b)      The Lenders shall have received a secretary’s certificate from each of Plymouth REIT and the Borrower (i) either confirming that there have been no changes to its organizational documents since October 28, 2014, or if there have been changes to Plymouth REIT’s or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Agreement and the transactions contemplated hereby.

(c)      The Lenders shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 12.04 of the Loan Agreement), incurred in connection with the Loan Agreement and this Agreement.

6.      RELEASE. EACH OF BORROWER, PLYMOUTH REIT AND PROPERTY GUARANTORS, HEREBY REPRESENTS, WARRANTS AND AGREES THAT: (I) SUCH PERSON HAS NO CLAIM OR CAUSE OF ACTION AGAINST LENDERS RELATING TO THE LOAN DOCUMENTS OR THE LOANS; (II) SUCH PERSON HAS NO OFFSET RIGHT, COUNTERCLAIM OR DEFENSE OF ANY KIND AGAINST ANY OF ITS RESPECTIVE OBLIGATIONS, INDEBTEDNESS OR LIABILITIES TO LENDERS RELATING TO THE LOAN DOCUMENTS OR THE LOANS; AND (III) LENDERS HAVE HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF THEIR RESPECTIVE OBLIGATIONS TO SUCH PERSON RELATING TO THE LOAN AGREEMENTS AND THE LOANS. IN CONSIDERATION FOR THE EXTENSION OF THE STATED MATURITY DATE, EACH OF BORROWER, PLYMOUTH REIT AND EACH PROPERTY GUARANTOR HAS AGREED TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS MAY GIVE RISE TO THE IMPOSITION OF ANY CLAIMS OR OTHER LIABILITIES UPON OR AGAINST LENDERS. THEREFORE, EACH OF BORROWER, PLYMOUTH REIT AND PROPERTY GUARANTORS UNCONDITIONALLY AND IRREVOCABLY RELEASES, REMISES, WAIVES AND FOREVER DISCHARGES

LENDERS, THEIR RESPECTIVE AFFILIATES, AND EACH OF THE RESPECTIVE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS OF EACH LENDER AND SUCH LENDER’S RESPECTIVE AFFILIATES, AND THE RESPECTIVE HEIRS, ADMINISTRATORS, EXECUTORS, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING (COLLECTIVELY THE “RELEASEES”) OF AND FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONING, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES, TRESPASSES, DAMAGES, JUDGMENTS, EXTENTS, EXECUTIONS, CLAIMS AND DEMANDS WHATSOEVER (COLLECTIVELY, THE “CLAIMS”), IN LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL CLAIMS WHICH ARE PRESENTLY UNKNOWN, UNSUSPECTED, UNANTICIPATED OR UNDISCLOSED, WHICH CLAIMS AGAINST EACH RELEASEE EACH SUCH PERSON EVER HAD, NOW HAS OR HEREAFTER CAN, SHALL OR MAY HAVE FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE HEREOF UNDER, IN CONNECTION WITH OR RELATING TO THE LOANS OR THE LOAN DOCUMENTS.

7.      References to Loan Documents. All references in any of the Loan Documents to each of the Loan Documents shall be deemed to refer to such documents as each of them has been amended by or pursuant to this Agreement.

8.      Ratification and Reaffirmation. During the extended term of the Loans, all terms and conditions of the Loan Documents (other than the amendments set forth in Section 2 above) shall continue to apply. Accordingly, the Loan Documents and the respective obligations, covenants, agreements, representations, warranties, indebtedness and liabilities of Borrower, Plymouth REIT and each Property Guarantor thereunder are hereby ratified, reaffirmed and confirmed. Without limiting the generality of the forgoing, Plymouth REIT and each Guarantor has read this Agreement and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of such Guarantor under each of the Loan Documents to which such Guarantor is a party shall not be impaired and each of the Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

On and after the effective date of this Agreement, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Collateral Agent or any Lender under the Loan Agreement or any of the other Loan Documents.

This Agreement shall constitute a “Loan Document” under the Loan Agreement.

9.      Miscellaneous. If any term or provision of this Agreement is to any extent held invalid or unenforceable, the remaining terms of this Agreement will not be affected thereby, but each term and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law. This Agreement shall be governed by the laws of the State of New York and shall be binding upon the successors and assigns of Borrower, Plymouth REIT and each Property Guarantor and shall inure to the benefit of Lenders and their respective successors and assigns. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

BORROWER:

PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership

By:      Plymouth Industrial REIT, Inc., a Maryland corporation, its sole general partner

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH REIT:

PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PROPERTY GUARANTORS:

Plymouth 8288 Green Meadows LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 8273 Green Meadows LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 7001Americana LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 3100 Creekside LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth Shelby LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 3940 Stern LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 1875 Holmes LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 1355 Holmes LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 189 Seegers LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 11351 West 183rd LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 2401 Commerce LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 210 American LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

Plymouth 3500 Southwest LLC, a Delaware limited liability

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH 32 DART LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH 56 MILLIKEN LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH 1755 ENTERPRISE LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH 7585 EMPIRE LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH 4115 THUNDERBIRD LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH MOSTELLER LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH 4 EAST STOW LLC, a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

LENDERS:

SENATOR GLOBAL OPPORTUNITY MASTER FUND, L.P., a Cayman Islands limited partnership

By:/s/ Evan Gartenlaub

Name: Evan Gartenlaub
Title: ____________________________